                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2000

Available Amount to Note Holders:                                                              4,510,379.68

Disbursements from Collection Account: Section 3.04(b) of the Servicing
Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                            -
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                           -
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                     557,871.52
          (b) Servicer Fees from current and prior Collection Period                              32,471.34
          (c) Servicing Charges inadvertantly deposited in Collection Account                             -
(iv)      Current and unpaid Back-up Servicing Fees                                                1,298.85
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                            8,196.76
          Adjustment to prior month premium amount                                                        -
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                   -
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                         -
          Adjustment to prior month Class A-1 Note Interest                                               -
          Class A-2 Note Interest                                                                         -
          Class A-3 Note Interest                                                                169,438.84
          Class A-4 Note Interest                                                                202,342.75
(ix)      Class B-1 Note Interest                                                                  8,763.15
(x)       Letter of Credit Bank Fee and unpaid amounts                                               700.03
(xi)      Class B-2 Note Interest                                                                  8,209.49
(xii)     Class A-1 throught A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                         -
          Class A-2 Principal Distribution Amount                                                         -
          Class A-3 Principal Distribution Amount                                              3,246,440.77
          Class A-4 Principal Distribution Amount                                                         -
(xiii)    Note Insuer Reimbursement Amount                                                                -
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal           70,574.80
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal           70,574.80
(xvi)     Letter of Credit Reimbursement Amount                                                           -
(xvii)    Class B-3 Note Interest                                                                  8,909.52
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal           70,574.80
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                   -
(xx)      Letter of Credit Additional Reimbursement Amount                                                -
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                            -

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JUNE 1, 2000

(xxii)    Remaining Amount to Residual Holder                                                   -
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                    -
          Class A-2 additional Principal Distribution Amount                                    -
          Class A-3 additional Principal Distribution Amount                            50,431.57
          Class A-4 additional Principal Distribution Amount                                    -
          Class B-1 additional Principal Distribution Amount                             1,096.34
          Class B-2 additional Principal Distribution Amount                             1,096.34
          Class B-3 additional Principal Distribution Amount                             1,096.34


          Reviewed By:



          -----------------------------------------------------------------
          SANDY B. HO
          EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVEABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JUNE 1, 2000

                      Initial          Beginning          Base         Additional         Total           Ending          Ending
                     Principal         Principal        Principal       Principal       Principal        Principal      Certificate
  Class               Balance           Balance       Distribution    Distribution     Distribution       Balance         Factor
----------------   --------------    -------------    ------------      ---------      ------------     -------------    ---------
Class A-1           32,998,000.00             --              --             --                --                --      0.0000000
Class A-2           85,479,000.00             --              --             --                --                --      0.0000000
Class A-3           51,527,000.00    32,019,937.47    3,246,440.77      50,431.57      3,296,872.34     28,723,065.13    0.5574372
Class A-4           38,238,000.00    38,238,000.00            --             --                --       38,238,000.00    1.0000000
                   --------------    -------------    ------------      ---------      ------------     -------------    ---------
Total Class A      208,242,000.00    70,257,937.47    3,246,440.77      50,431.57      3,296,872.34     66,961,065.13    0.3215541
Class B-1            4,527,000.00     1,527,346.47       70,574.80       1,096.34         71,671.14      1,455,675.33    0.3215541
Class B-2            4,527,000.00     1,527,346.47       70,574.80       1,096.34         71,671.14      1,455,675.33    0.3215541
Class B-3            4,527,000.00     1,527,346.47       70,574.80       1,096.34         71,671.14      1,455,675.33    0.3215541
                   --------------    -------------    ------------      ---------      ------------     -------------
Total              221,823,000.00    74,839,976.88    3,458,165.17      53,720.58      3,511,885.76     71,328,091.12

ADCPB at end of Collection Period                                                                       74,402,481.45
                                                                                                        -------------
Excess of ending ADCPB over ending note balance                                                          3,074,390.33
Floor                                                                                                    4,527,025.86
                                                                                                         ------------
Difference                                                                                              (1,452,635.53)

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